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                                                                   EXHIBIT 23.01

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Crompton & Knowles Corporation

    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

/s/ KPMG LLP

Stamford, Connecticut
July 27, 1999